UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

September 19, 2005

SKYE INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27549	88-0362112
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7150 West Erie St., Chandler, AZ  85226

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(480) 889-9999

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

TANKLESS SYSTEMS WORLDWIDE, INC.

7650 E. Evans Rd., Suite C, Scottsdale, AZ  85260   (480) 609-7575

(Former name, address and phone number if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The registrant’s Director and corporation counsel, Kenneth Pinckard, is currently a member in good standing of the State Bar of Arizona with extensive experience in startup ventures, corporate acquisitions, turn-arounds and reorganizations, corporate finance, real estate, tax and bankruptcy matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC.

By:   /s/ Thomas Kreitzer

Thomas Kreitzer,

Chief Executive Officer

Dated:  December 16, 2005